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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) - AUGUST 6, 2001
                                                   --------------


                                    AMERICORP
                                    ---------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 033-18392                   77-0164985
         ----------                 ---------                   ----------
(Name or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



  300 SOUTH MILLS ROAD, VENTURA, CA                              93003
---------------------------------------                          -----
(Address of principal executive office)                       (Zip Code)


(Registrants' telephone number, including area code) -- (805) 658-6633
                                                        --------------



                  ---------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.       OTHER EVENTS


              On April 9, 2001, Americorp, parent company of American
              Commercial Bank, and Mid-State Bancshares, parent company of Mid-State Bank, announced the signing of an Agreement to Merge and Plan of Reorganization (the "Agreement") dated April 9, 2001 pursuant to which Mid-State Bancshares will acquire Americorp and American Commercial Bank. Consummation of the Agreement is subject to a number of conditions, including, but not limited to, the approval of the Agreement by the shareholders of Americorp and the receipt of requisite regulatory approvals.

              Americorp and Mid-State Bancshares announced on May 24, 2001 that the Boards of Directors of Americorp and Mid-State Bancshares have agreed to amend the definitive agreement to account for the transaction as a purchase and thereby no longer require the use of pooling accounting. The amendment also provides the shareholders of Americorp with the election to choose cash, stock of Mid-State Bancshares or a combination of the foregoing.

              Americorp and Mid-State Bancshares announced on August 3, 2001 that the Boards of Directors of Americorp and Mid-State Bancshares have further agreed to amend the definitive agreement in order to provide for a maximum amount of Mid-State Bancshares stock to be issued in the merger. Under the amendment, the maximum amount of Mid-State stock to be issued has been set at 70% with the balance of the consideration paid in cash to Americorp shareholders.

              A copy of the press release in connection with the announcement is attached hereto as EXHIBIT "99.1" and is incorporated by reference herein in its entirety. A copy of the Americorp press release in connection with Americorp's second quarter results is attached hereto as Exhibit "99.2" and is incorporated by reference.


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Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)   Exhibits.

              2        Second Amendment to Agreement to Merge and Plan of
                       Reorganization

              99.1 Copy of the Press Release in connection with second amendment to agreement between Americorp and Mid-State Bancshares.

              99.2 Copy of Press Release announcing Americorp's second quarter results.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICORP


Dated:  August 6, 2001               By: /s/ GERALD J. LUKIEWSKI
                                         --------------------------
                                         Gerald J. Lukiewski
                                         President


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